Other reserves and translation reserve	12 Months Ended
Dec. 31, 2022
Other reserves and translation reserve
Other reserves and translation reserve

24 Other reserves and translation reserve

		Translation	Hedge	Other
	Total	reserve	reserve	reserves	Total
	2021	2022	2022	2022	2022
	£m	£m	£m	£m	£m
At start of year	1,241	250	19	2,062	2,331
Profit attributable to shareholders	1,471	–	–	1,634	1,634
Dividends paid	(920)	–	–	(983)	(983)
Actuarial gains on defined benefit pension schemes	321	–	–	164	164
Fair value movements on cash flow hedges	10	–	(18)	–	(18)
Transfer to profit from cash flow hedge reserve	(9)	–	(17)	–	(17)
Tax recognised in other comprehensive income	(49)	–	8	(43)	(35)
Exchange differences on translation of foreign operations	223	427	–	–	427
Cancellation of shares	–	–	–	(1,120)	(1,120)
Increase in share based remuneration reserve (net of tax)	55	–	–	47	47
Settlement of share awards	(12)	–	–	(35)	(35)
Disposal of non‐controlling interests	–	–	–	(1)	(1)
At end of year	2,331	677	(8)	1,725	2,394

Other reserves principally comprise retained earnings and the share based remuneration reserve. Movements in reserves during the period includes the effects of profits generated during the period, share repurchases, changes in exchange rates and other items. Dividends paid during 2022 were £983m (2021: £920m). Refer to note 13 for further details.

52m (2021: nil) RELX PLC ordinary shares held in treasury were cancelled resulting in a transfer of £1.1bn between other reserves and shares held in treasury.

The increase of £427m in the translation reserve is due to the net effect of changes in exchange rates during the period which increased net debt by £560m and assets (net of other liabilities) by £987m.